                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 (RULE 14c-101)
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary information statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive information statement

                          MLIG VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: _____________________________________________

     (2)  Form, Schedule or Registration Statement No.: _______________________

     (3)  Filing Party: _______________________________________________________

     (4)  Date Filed: _________________________________________________________

                          MLIG VARIABLE INSURANCE TRUST
                 1700 Merrill Lynch Drive, Pennington, NJ 08534

                   ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO

                              INFORMATION STATEMENT
                                OCTOBER 19, 2007

This information statement is being furnished on behalf of the board of trustees (the "Board") of the MLIG Variable Insurance Trust (the "Trust") by Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") to owners of certain variable annuity and variable life insurance contracts ("variable contracts") issued by MLLIC and MLLICNY, respectively. As of August 6, 2007, each such variable contract has contract value allocated to a separate account of MLLIC or MLLICNY and is invested in shares of the Trust representing an interest in the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio (the "Portfolio"), an investment portfolio of the Trust.

On July 25, 2007, the Board voted to replace Kayne Anderson Rudnick Investment Management, LLC ("KAR") with NFJ Investment Group L.P. ("NFJ") as the investment subadviser for the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. This replacement was effective as of August 6, 2007. The Board approved a new subadvisory agreement with NFJ without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust's investment manager, Roszel Advisors, LLC ("Roszel Advisors") by the Securities and Exchange Commission on November 19, 2002 (the "exemptive order"). The exemptive order permits Roszel Advisors, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory contracts, without obtaining shareholder approval.

In connection with replacing KAR with NFJ, the Board also approved changing the name of the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Additionally, in order to reflect NFJ's focus on mid cap securities rather than small-mid cap securities, the Board further approved changing the name from the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Mid Cap Value Portfolio. This change was effective as of October 8, 2007.

Pursuant to the terms of the exemptive order, this information statement is being provided to owners of variable contracts ("contract owners"). This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. CONTRACT OWNERS DO NOT NEED TO TAKE ANY ACTION; THIS STATEMENT IS PROVIDED FOR YOUR INFORMATION ONLY. The approximate mailing date of this information statement is October 24, 2007.

THIS INFORMATION STATEMENT DOES NOT RELATE TO A MEETING OF THE PORTFOLIO'S SHAREHOLDERS OR TO ANY ACTION BY SHAREHOLDERS. THIS INFORMATION STATEMENT IS NOT A PROXY STATEMENT AND THE TRUST IS NOT SOLICITING PROXIES. PLEASE DO NOT SEND US A PROXY.


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

                               GENERAL INFORMATION

MLIG VARIABLE INSURANCE TRUST

The Trust is a statutory trust organized in the state of Delaware on February 14, 2002. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each portfolio representing fractional undivided interests in that portfolio.

The Trust currently offers each series of its shares to one or more separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable annuity or variable life insurance contracts issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the variable contracts issued through it.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

Although shareholders are not being asked to approve or disapprove or otherwise vote on any matter discussed in this information statement, the following generally describes voting rights of shareholders and contract owners.

With regard to Portfolio matters for which the 1940 Act requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from owners of variable contracts having a voting interest in a MLLIC or MLLICNY separate account investing in the Portfolio. Each share has one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value and votes are counted on an aggregate basis except as to matters where the interests of the Portfolio differ from those of other portfolios (such as approval of an investment management agreement or a change in the Portfolio's fundamental investment restrictions). In such a case, the voting is on a portfolio-by-portfolio basis. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as shares for which instructions have been received.

The table below sets forth the Portfolio's net asset value per share and number of outstanding shares as of August 6, 2007:

                                Net Asset Value Per Share   Shares Outstanding
                                -------------------------   ------------------
Roszel
  Allianz NFJ Small-Mid Cap
  Value Portfolio                        $ 8.10                 299,637.744


As of August 6, 2007, the contract holders listed below owned variable contracts that individually or in the aggregate had a total interest in the Portfolio of greater than 5%.

Name                  Address           Percentage of Ownership
----                  -------           -----------------------
Robert Thompson      Jupiter, Fl                  9.20%


As of August 6, 2007, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in the Portfolio.

ROSZEL ADVISORS

Pursuant to an investment management agreement first approved by the Board on June 5, 2002, and most recently reapproved on March 16, 2007, and subject to the authority of the Board, Roszel Advisors serves as the Trust's investment manager. The investment management agreement was approved by the original shareholder of the Trust on July 1, 2002. Roszel Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Roszel Advisors is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. Its principal business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534.

Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each portfolio according to its investment objective and strategies. Roszel Advisors has engaged at least one subadviser for each portfolio to act as that portfolio's investment subadviser to provide day-to-day portfolio management.

The Portfolio pays Roszel Advisors a management fee based on the average daily net assets of the Portfolio at the annual rate of 0.80%. The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, and extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The current limit for the Portfolio is 1.10% as an annual rate of average daily net assets. The expense limitation agreement is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust's Board.

Section 15(a) of the 1940 Act generally requires that a majority of the Portfolio's outstanding voting securities approve any subadvisory agreement for the Portfolio. However, the exemptive order permits Roszel Advisors to use a "manager of managers" approach to selecting and supervising subadvisers to manage the investments of the Portfolio and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.

Using the "manager of managers" approach, Roszel Advisors selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Pursuant to the exemptive order, Roszel

Advisors may replace the Portfolio's subadviser, or add another subadviser for the Portfolio, without imposing the costs and delays of obtaining shareholder approval.

                              INVESTMENT SUBADVISER

REPLACEMENT OF KAR WITH NFJ

On July 25, 2007, the Board voted to replace KAR with NFJ. Upon the recommendation of Roszel Advisors, the Board decided to terminate KAR as a subadviser because of unsatisfactory performance. The Board selected NFJ as the replacement subadviser because of its track record and experience in managing mid capitalization equity portfolios. In connection with replacing KAR with NFJ, the Board also approved changing the name of the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Additionally, in order to reflect NFJ's focus on mid cap securities rather than small-mid cap securities, the Board further approved changing the name from the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Mid Cap Value Portfolio, effective October 8, 2007.

NFJ INVESTMENT GROUP L.P.

NFJ Investment Group L.P. provides advisory services to mutual funds, institutional accounts, and managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989. NFJ is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. Accounts managed by NFJ Investment Group L.P. (on a discretionary and non-discretionary basis) had assets as of June 30, 2007 of approximately $39 billion. NFJ's principal business address is 2100 Ross Ave., Suite 700, Dallas, Texas 75201. The principal business address of both Allianz Global Investors U.S. Equities LLC and Allianz Global Investors of America L.P. is 800 Newport Center Dr., Suite 600, Newport Beach, California 92600.

NFJ pursues the Portfolio's investment objective by investing, under normal market conditions, at least 80% of the Portfolio's net assets in mid capitalization equity securities (as determined at the time of purchase), which NFJ believes are undervalued relative to the market.(1) The Portfolio currently focuses on securities of companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered or organized in North America, that are publicly traded on U.S. securities markets (including over-the-counter markets). As of June 30, 2007, the capitalization range of these 800 companies was between approximately $2.882 billion and $21.599 billion. NFJ considers North American companies to include, but not be limited to, companies headquartered or organized in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

----------
(1) On October 8, 2007, the Portfolio will change its name to the Roszel/Allianz NFJ Mid Cap Value Portfolio. As of that date, the Portfolio will invest, under normal market conditions, at least 80% of its net assets in mid capitalization equity securities. Prior to October 8, 2007, although it does not intend to do so, the Portfolio may invest all of its assets in either small or mid capitalization equity securities.

In its management of the Portfolio, NFJ uses a value investing style. The Portfolio's initial selection universe consists of the stocks of approximately 800 companies within the Portfolio's capitalization range. NFJ uses traditional quantitative and qualitative factors to screen this universe. In particular, NFJ narrows the universe to stocks that it considers undervalued, and that represent a broad range of industry groups, by looking at factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts' earnings-per-share estimates) and fundamental changes. After further narrowing the universe through a combination of quantitative analysis and fundamental research, NFJ selects approximately 35 to 50 stocks for the Portfolio. The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Portfolio normally invests a portion of its assets in common stocks that NFJ expects will generate income (for example, by paying dividends). The Portfolio may also invest up to 25% of its total assets in non-U.S. securities (including American Depository Receipts) as well as emerging markets securities.

While a team of NFJ investment professionals supports the Portfolio, the core team of the portfolio managers listed below share primary responsibility for managing the Portfolio. The team works collaboratively, though ultimate responsibility for investment decisions applicable to NFJ's mid cap model portfolio, which are typically implemented for all accounts and portfolios managed by NFJ in its mid cap investment style, rests with the portfolio manager designated as "Lead." In addition, each mid cap account or portfolio managed by NFJ, including the Portfolio, is assigned a lead portfolio manager from the core team who oversees the management of that particular account or portfolio.

Jeffrey S. Partenheimer (Lead) is a Managing Director and Portfolio Manager at NFJ. Mr. Partenheimer has over 20 years' experience in financial analysis, portfolio management and corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is a CPA and has earned the CFA designation.

Benno J. Fischer is a Managing Director, Portfolio Manager and one of the founders of NFJ. Mr. Fischer has over 39 years' experience in financial analysis, portfolio management and research. Prior to the formation of NFJ, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

Thomas W. Oliver is a Portfolio Manager at NFJ. He has over 8 years' experience in accounting, reporting and financial analysis. In 2005, Mr. Oliver was granted an MBA from the University of Texas. Prior to business school, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

Appendix A lists the principal executive officers of NFJ. Appendix B lists other funds managed by NFJ with an investment objective similar to that of the Portfolio.

                        INVESTMENT SUBADVISORY AGREEMENTS

INFORMATION CONCERNING THE SUBADVISORY AGREEMENTS

The following discussion of the NFJ subadvisory agreement is qualified in its entirety by reference to the form of the agreement, which is attached hereto as Exhibit A.

The NFJ subadvisory agreement is substantially similar to the former KAR subadvisory agreement. Although there are differences between the two agreements, the duties that NFJ is required to perform under its subadvisory agreement with Roszel Advisors are the same as those that KAR was required to perform under its subadvisory agreement. Accordingly, the Portfolio receives substantially the same types of subadvisory services, provided in the same manner, as it received under the KAR subadvisory agreement.

Pursuant to the NFJ subadvisory agreement, NFJ manages the investment and reinvestment of the Portfolio's assets, subject to the oversight and supervision by Roszel Advisors and the officers and the Board. Under the terms of the NFJ subadvisory agreement, NFJ furnishes continuously an investment program for the Portfolio and determines, from time to time, in its discretion, the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio should be held in various securities, cash or other investments. In this connection, NFJ provides Roszel Advisors and the Trust's officers and trustees with such reports and documentation as the latter should reasonably request regarding NFJ's management of the Portfolio's assets. NFJ is required to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in such agreement.

The NFJ subadvisory agreement provides that NFJ is authorized to consider, in the selection of brokers and dealers to execute Portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which NFJ believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. Pursuant to the subadvisory agreement, NFJ is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by NFJ. Moreover, NFJ's services under the subadvisory agreement are not exclusive, and NFJ is permitted to provide the same or similar services to other clients.

The NFJ subadvisory agreement provides that NFJ is not liable to Roszel Advisors, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of NFJ or its officers, directors or employees, or reckless disregard by NFJ of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The NFJ subadvisory agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding shares of the class representing an interest in the Portfolio on sixty days written notice to Roszel Advisors and NFJ, or by Roszel Advisors, or by NFJ, on sixty days written notice to the other. The NFJ subadvisory agreement automatically terminates in the event of its assignment or in the event of the termination of the investment advisory agreement between Roszel Advisors and the Trust.

The NFJ subadvisory agreement provides that for the services rendered, the facilities furnished and the expenses assumed by NFJ, Roszel Advisors will pay NFJ a monthly fee based on the average daily net assets of the Portfolio at an annual rate of 0.40%. Such subadvisory fee is accrued daily and paid to NFJ monthly. Under the KAR subadvisory agreement, Roszel Advisors paid KAR a monthly fee based on the average daily net assets of the Portfolio at an annual rate of 0.35% on the first $200 million, 0.27% on the next $200 million, and 0.25% on amounts in excess of $400 million. This fee was accrued daily and paid to KAR monthly.

In addition to the subadvisory fee, there are other differences between the KAR and the NFJ subadvisory agreements. The NFJ agreement includes several provisions not included in the KAR agreement. First, the NFJ agreement provides that Roszel Advisors shall instruct the custodian of the Portfolio to sweep all cash held in the Portfolio into the custodian's short term investment fund program. Second, the NFJ agreement specifically requires the Trust to provide NFJ with an opportunity to provide comments on, and a final copy of, the Trust's registration statement, as it relates to the Portfolio. Third, the NFJ agreement specifically requires Roszel Advisors to instruct the custodian to forward to NFJ copies of all proxies and similar shareholder communications relating to securities held in the Portfolio. Fourth, the NFJ agreement contains provisions related to NFJ's obligations to the Portfolio when it receives notice of class action settlements involving securities held in, or formerly held in, the Portfolio. With respect to the KAR subadvisory agreement, the one provision that it contained that the NFJ agreement does not contain is a provision permitting the Trust or Roszel Advisors to instruct KAR with respect to the selection of broker/dealers.

SUBADVISORY FEES

For the year ended December 31, 2006, KAR received $11,730 for subadvisory services to the Portfolio. If the NFJ subadvisory agreement had been in effect during the year ended December 31, 2006, NFJ would have received $13,406 for subadvisory services to the Portfolio. This amount would have been .05% greater than the amount received by KAR for the same period. However, the overall amount that the Portfolio paid in advisory fees would not have changed. Although the subadvisory fee paid to NFJ will be greater than the subadvisory fee that was paid to KAR, this difference does not have any impact on the total amount of advisory fees paid by the Portfolio and only effects the division of such fees between Roszel Advisors and the subadviser.

BOARD CONSIDERATION OF THE NFJ SUBADVISORY AGREEMENT

At a meeting of the Board held on July 25, 2007, the Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), voted to replace KAR with NFJ as the sub-adviser for the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. At the July 25, 2007 meeting, Roszel Advisors presented the Board with information about NFJ's investment philosophy and process and the performance history of portfolios that NFJ manages pursuant to its mid cap value investment strategy. Roszel Advisors reminded the Board that at the May 17, 2007 Board meeting, Paul Magnuson, a portfolio manager and managing director for NFJ, made a presentation to the Board explaining NFJ's investment process and strategy with respect to small cap value investments. Roszel Advisors explained to the Board that the only difference between NFJ's process and strategy with respect to small cap value investments and mid cap value investments is the capitalization level targeted for investment.

The following discussion is not intended to be all-inclusive. With respect to the new subadvisory agreement with NFJ, the Board, with the assistance of independent counsel, reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the new subadvisory agreement. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that NFJ is expected to provide to the Portfolio and that it currently provides to another portfolio in the Trust; (2) NFJ's investment, stock selection and research process; (3) the historical performance records of accounts managed by NFJ in both the small and mid cap value styles; (4) the structure of NFJ and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel;
(5) the anticipated costs of services provided and profits expected to be realized by NFJ from serving as a subadviser to the Portfolio; (6) any indirect benefits (such as soft dollars) NFJ would receive as a result of serving as a subadviser to the Portfolio; (7) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (8) the subadvisory fee to be paid by the Portfolio compared to the subadvisory fee paid by similar portfolios.

In its evaluation, the Board considered that NFJ will be responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that NFJ will be responsible for (1) providing investment research and supervision of the Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies.

The Board concluded that, given NFJ's experience in managing investments in the style in which the Portfolio is to be managed and the fact that NFJ has provided satisfactory subadvisory services to another Portfolio of the Trust, and in light of the small size of the Portfolio and the fact that the Portfolio is designed for use in the Consults Annuity and therefore is subadvised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program, there was a reasonable basis on which to conclude that NFJ would be able to provide satisfactory investment subadvisory services to the Portfolio.

The Board further concluded that the subadvisory fee to be paid to NFJ by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the subadvisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services expected to be provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the subadvisory fee to be paid by Roszel Advisors was similar to the subadvisory fees paid for similar portfolios, and the fact that the total management fee paid by the Portfolio would not change; and (4) that NFJ may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to NFJ as part of the brokers' provision of brokerage services to the Portfolio.

BROKERAGE TRANSACTIONS

NFJ is primarily responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S").

NFJ will only use MLPF&S to execute brokerage transactions for the Portfolio if there are adequate compliance policies and procedures in place to prevent the persons responsible for selecting brokers and dealers to effect the Portfolio's securities transactions from taking into account MLPF&S's promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or its promotion or sale of securities of any other registered investment company, and if there are adequate compliance policies and procedures in place to prevent the Trust, and any investment adviser (including subadvisers) and principal underwriter of the Trust, from entering into any agreement or understanding under which the Trust directs, or is expected to direct, portfolio securities transactions, or any other remuneration, to MLPF&S in consideration for the promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or for MLPF&S's promotion or sale of securities of any other registered investment company.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of the Portfolio, NFJ is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that NFJ seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While NFJ generally seeks reasonably competitive spreads or commissions, the Portfolio does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, NFJ is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including:
(1) a broker or dealer's execution capabilities; (2) the size of the transaction; (3) the difficulty of executing the transaction; (4) research, custody and other services provided by such brokers or dealers when NFJ believes that such services will enhance its general portfolio management capabilities;
(5) a broker or dealer's operational facilities; (6) the risk to such a broker or dealer of positioning a block of securities; and (7) brokerage service arrangements made available by the broker or dealer.

With regard to (4) above, NFJ considers research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolio; (b) affiliates of NFJ; (c) affiliates of the subadvisers of other portfolios of the Trust; or (d) other clients of NFJ or affiliates of such other clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include research reports on particular companies and industries. Such services are used by NFJ in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolio, and the services furnished by such brokers or dealers may be used by NFJ in providing investment advisory services for the Portfolio.

On occasions when NFJ determines that the purchase or sale of a security is in the best interest of the Portfolio as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which NFJ or an affiliate acts as investment adviser), NFJ, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by NFJ in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

For the year ended December 31, 2006, the Portfolio paid aggregate brokerage commissions of $2,952.

AFFILIATED BROKERAGE COMMISSIONS

Subject to the above considerations, NFJ may use a broker that is an affiliated person of the Trust, Roszel Advisors, MLLIC, or MLLICNY (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of NFJ, to effect transactions on a securities exchange for the Portfolio it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, which is composed entirely of independent trustees, has adopted procedures which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on NFJ and/or its affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that NFJ may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the account of the Portfolio. The Board reviews and approves all of the Portfolio's portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.

For the fiscal year ended December 31, 2006, the Portfolio paid $1,956 in commissions to its affiliated brokers, within the meaning of the 1940 Act, which represented 66.26% of the aggregate commissions that the Portfolio paid for the same period and 65.44% of the Portfolio's dollar amount of transactions.

The following table identifies each affiliated broker, the basis of the broker's affiliation, and the amount of commissions paid to that broker for the fiscal year ended December 31, 2006:

                                                                                  Aggregate Amount of
                                                                                 Brokerage Commissions
                                                                                  Paid for the Fiscal
         Broker                         Basis of Affiliation                 Year Ended December 31, 2006
         ------                         --------------------                 ----------------------------
         MLPF&S            The indirect parent of Roszel Advisors controls
                                               MLPF&S                                    $  327

Citation Financial Group   A division of Merrill Lynch & Co., the indirect
                                      parent of Roszel Advisors                          $1,629

The following table sets forth certain other information for each of the brokers identified in the above table.

                                                         % of Portfolio's Aggregate
                           % of Portfolio's Aggregate    Dollar Amount of Commission
                              Brokerage Commissions     Transactions Effected Through
                                 Paid to Broker                Broker for the
                              for the Fiscal Period           Fiscal Year Ended
         Broker              Year December 31, 2006           December 31, 2006
         ------            --------------------------   -----------------------------
         MLPF&S                        11.09%                       11.55%
Citation Financial Group               55.17%                       53.89%

                                REPORTS AVAILABLE

Copies of the Trust's annual report will be furnished without charge upon request. Such request should be directed to MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222, or call 1-800-535-5549.

To reduce expenses, only one copy of the Trust's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. Call the MLIG Service Center at the above number if you need additional copies of the annual report or information statement. If you do not want the mailing of these documents to be combined with those for other members of your household, contact the MLIG Service Center in writing at the above address.

                              SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Portfolio cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.

                                    INQUIRIES

Shareholders or variable contract owners may make inquiries by contacting their registered sales representative or by writing or calling the Trust, MLLIC or MLLICNY.

                                OTHER INFORMATION

J.P. Morgan Investor Services Co. ("JPMIS") provides certain administrative services to the Trust pursuant to an administration agreement between J.P. Morgan and the Trust. JPMIS is located at 73 Tremont Street, Boston, Massachusetts, 02108-3913.

MLPF&S serves, without compensation from the Trust, as principal underwriter to the Trust pursuant to an agreement between MLPF&S and the Trust. MLPF&S is located at 4 World Financial Center, New York, New York 10080 and is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

                                                                      APPENDIX A

                              PRINCIPAL OFFICERS OF

                            NFJ INVESTMENT GROUP L.P.

NAME                  PRINCIPAL OCCUPATION
----                  --------------------
Benno J. Fisher       Managing Director
John C. Maney         Chief Financial Officer
Paul A. Magnuson      Managing Director
Patti S. Almanza      Chief Compliance Officer
Barbara R. Claussen   Chief Operating Officer, Managing Director
Lynn B. Spang         Chief Legal Officer

The address of each of the above-named individuals is 2100 Ross Ave., Suite 700, Dallas, Texas 75201.

                                                                      APPENDIX B

The table below provides information about other registered investment companies advised or subadvised by NFJ Investment Group L.P. that have a similar investment objective to that of the Roszel/Allianz NFJ Mid Cap Value Portfolio.

                                                                             SUBJECT TO VOLUNTARY
NAME OF FUND OR PORTFOLIO          NET ASSETS(1)   RATE OF COMPENSATION(2)    EXPENSE LIMITATION
-------------------------          -------------   -----------------------   --------------------
Allianz NFJ Mid-Cap Value Fund        14.909                0.50%                     NO




(1)  Amounts are as of 8/31/07 and are in millions.

(2)  As a percent of average daily net assets.

                                                                       EXHIBIT A

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                                     FOR THE
                   ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO

                        INVESTMENT SUB-ADVISORY AGREEMENT

     THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), made this 6thday of August, 2007 by and between Roszel Advisors, LLC, a Delaware limited liability company (the "Advisor"), and NFJ Investment Group L.P., a Delaware limited partnership ("Sub-Advisor").

Advisor and Sub-Advisor agree as follows:

1. Advisor hereby engages the services of Sub-Advisor in connection with Advisor's management of the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio, to be renamed the Roszel/Allianz NFJ Mid Cap Value Portfolio on October 8, 2007 (the "Portfolio"), of MLIG Variable Insurance Trust (the "Trust"). Pursuant to this Agreement and subject to the oversight and supervision by Advisor and the officers and the board of trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of that portion of the assets of the Portfolio that the Advisor shall, from time to time, direct.

2. Sub-Advisor hereby accepts appointment by Advisor in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Advisor shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Advisor shall provide Advisor and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding its management of the Portfolio assets. The Advisor shall instruct the custodian of the Portfolio to sweep all cash held in the Portfolio into the custodian's short term investment fund program and the Sub-Advisor will not be responsible for investments made pursuant to such cash sweep. The custodian shall also be responsible for collecting the interest and dividends on the Portfolio's investments in its custody and the Sub-Advisor shall have no responsibility in this regard.

4. Sub-Advisor shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Trust's current registration statement as delivered to the Sub-Advisor, (b) such policies or directives as the Trust's trustees may from time to time establish or issue and communicate to the Sub-Advisor in writing, and (c) applicable law and related regulations. Advisor shall promptly notify Sub-Advisor in writing of changes to (a) or (b) above and shall notify Sub-Advisor in writing of changes to (c) above promptly after it becomes aware of such changes.

     In particular, Sub-Advisor shall be responsible to ensure that the
Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Internal Revenue

Code of 1986, as amended, (the "Code") and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

     Sub-Advisor shall not consult with other sub-advisers of the Portfolio, or with sub-advisers of other investment portfolios of the Trust, concerning transactions in portfolio securities or other portfolio investments of the Portfolio.

5. Sub-Advisor shall take all actions which it considers necessary to implement the investment policies of the Portfolio as these relate to the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Advisor is authorized as the agent of the Trust to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, except where Advisor or the Trust instruct Sub-Advisor to place orders with a particular broker or dealer, Sub-Advisor is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Trust's board of trustees and set forth in the Trust's current registration statement delivered to the Sub-Advisor.

     Sub-Advisor is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Advisor believes will enhance its general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Advisor is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if Sub-Advisor determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Advisor's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios which it advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     Sub-Advisor also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Advisor. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. Advisor recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), Sub-Advisor may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Advisor considers equitable.

6. Sub-Advisor's services under this Agreement are not exclusive. Sub-Advisor may provide the same or similar services to other clients. Advisor acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require Sub-Advisor to give priority to the Portfolio over other client accounts or portfolios.

7. Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor, the Trust or the Portfolio or otherwise be deemed agents of the Advisor, the Trust or the Portfolio.

8. Sub-Advisor or an affiliated person of Sub-Advisor may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Advisor seek to obtain best execution and price within the policy guidelines determined by the Trust's board of trustees and set forth in the Trust's current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Advisor under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Trust's board of trustees, Sub-Advisor or their affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for such services in addition to Sub-Advisor's fees for services under this Agreement.

9. (a) The Advisor delegates the Advisor's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to Sub-Advisor. Sub-Advisor shall exercise these voting rights unless and until the Advisor revokes this delegation. The Advisor may revoke this delegation at any time without cause. Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of Sub-Advisor's voting procedures, and of Sub-Advisor's actual votes, and shall supply this record to the Advisor, or any authorized representative of the Advisor, upon the written request of the Advisor or the Advisor's authorized representative, as appropriate. The Advisor will instruct the custodian of the Portfolio to forward promptly to the Sub-Advisor or its designee copies of all proxies and similar shareholder communications relating to securities held in the Portfolio. The Advisor acknowledges that currently the Sub-Advisor has engaged a third party service provider to assist with the administrative functions related to voting proxies.

     (b) The Sub-Advisor will use reasonable efforts to notify the custodian of the Portfolio of class action settlements involving securities purchased by the Sub-Advisor and held in, or formerly held in, the Portfolio; provided, that, the Sub-Advisor will have no obligation to advise, initiate or take any other action on behalf of the Portfolio in any legal proceedings (including class actions). The Sub-Advisor does not file proofs of claims for its clients (including the Portfolio) in connection with class action settlements. In addition, the Sub-Advisor does not provide the service of notifying custodians (or clients) of class action settlements as described in this Section 9(b) once this Agreement has been terminated and the Sub-Advisor no longer provides investment advisory services to the Portfolio. The Advisor acknowledges that the Sub-Advisor relies on a third party service provider to assist in offering this service to clients (including the Portfolio).

10. Nothing in this Agreement shall require Sub-Advisor to take or receive physical possession of cash, securities or other investments of the Portfolio.

11. Sub-Advisor is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Advisor shall remain so registered throughout the term of this Agreement and shall notify Advisor immediately if Sub-Advisor ceases to be so registered as an investment adviser.

12. Sub-Advisor: (a) is duly organized and validly existing under the laws of the State of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the "1940 Act") or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services under this Agreement, and (e) will promptly notify Advisor of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to
Section 9(a) of the 1940 Act.

13. Advisor: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Advisor of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to

Section 9(a) of the 1940 Act. Advisor represents that the Trust is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Trust representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14. Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Advisor and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the Chief Compliance Officer of Sub-Advisor shall certify to Advisor or the Trust that Sub-Advisor has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no material violations of Sub-Advisors' codes of ethics or, if such a material violation has occurred, that appropriate action has been taken in response to such material violation. Upon written request of Advisor or the Trust, Sub-Advisor shall permit representatives of Advisor or the Trust to examine the reports (or summaries of the reports) required to be made to Sub-Advisor by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Advisor, Advisor shall pay Sub-Advisor at the end of each month a fee based on the average daily net assets of the Portfolio at an annual rate of 0.40%.

     Sub-Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

     During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16. Sub-Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act.

     Sub-Advisor agrees that all books and records which it maintains for the Portfolio or the Trust are the property of the Trust and further agrees to surrender promptly to the Advisor or the Trust any such books, records or information upon the Advisor's or the

Trust's reasonable request (provided, however, that Sub-Advisor may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at Sub-Advisor's offices. Advisor and the Trust or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Advisor which pertain to the Portfolio or the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Advisor or the Trust upon request.

     Sub-Advisor agrees that the policies and procedures established by the Sub-Advisor for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-advisor/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Advisor and the Trust or either of their authorized representatives not less frequently than annually.

17. Sub-Advisor agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in connection with the performance of its obligations under this Agreement or authorized specifically by Advisor or the Trust, or if such disclosure is required by federal or state regulatory authorities.

     Sub-Advisor may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of the Advisor, the Portfolio or the Trust. Sub-Advisor may, however, disclose that Advisor, the Trust and the Portfolio are its clients (including in marketing materials distributed to third parties from time to time), provided that such disclosure does not reveal the investment performance or the composition of the Portfolio.

18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor or its officers, trustees or employees, or reckless disregard by Sub-Advisor of its duties under this Agreement (together, "disabling conduct"), Sub-Advisor shall not be liable to Advisor, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Advisor of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19. Sub-Advisor agrees to indemnify and defend Advisor, its officers, trustees, partners, employees and any person who controls Advisor for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about Sub-Advisor provided to Advisor by Sub-Advisor in writing expressly for the purpose of being included in such registration statement, proxy statement or communication; provided, that Sub-Advisor has also been given the opportunity to review and provide comments regarding the parts of such registration statement, proxy statement or communication referencing or relating to Sub-Advisor prior to its distribution, for the purpose of correcting any material inaccuracies.

     Sub-Advisor agrees to indemnify and defend Advisor, its officers, trustees, partners, employees and any person who controls Advisor for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Advisor's failure to ensure that the
Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

20. Advisor agrees to indemnify and defend Sub-Advisor, its officers, trustees, partners, employees and any person who controls Sub-Advisor for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio (other than a misstatement or omission relating to disclosure about Sub-Advisor provided in writing to the Advisor or Trust expressly for the purpose of being included in such registration statement, proxy statement or communication and reviewed and approved by the Sub-Advisor prior to its distribution).

21. The Sub-Advisor agrees to permit the Advisor and the Trust to use its name, along side the Advisor's name, in the Portfolio's name and to refer to the Sub-Advisor as the sub-adviser of the Portfolio in descriptions of the Portfolio, as these appear in the Trust's prospectus(es) and/or sales literature related to the Portfolio, provided, however, that the Advisor and the Trust shall cease such use of the Sub-Advisor's name in the event that this Agreement is terminated and shall not have any rights to use, or in Sub-Advisor's name except as expressly permitted in this Section 21.

22. This Agreement shall not become effective unless and until it is approved by the board of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Trust's stock representing an interest in the Portfolio. This Agreement shall come into full force and effect on the date which it is so approved and the Advisor will promptly notify the Sub-Advisor of such approval and effectiveness in writing. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of trustees of the Trust, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. If this Agreement is not approved, the Advisor will promptly notify the Sub-Advisor in writing.

23. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Trust's board of trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Advisor and Sub-Advisor, or by the Advisor, or by the Sub-Advisor, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Advisor and the Trust regarding the Advisor's management of the Portfolio (in which case, the Advisor will immediately notify the Sub-Advisor in writing regarding the termination of this Agreement).

24. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law or (b) a majority of votes attributable to the outstanding Trust shares of the class representing an interest in the Portfolio.

25. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

26. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

27. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

28. All notices and other communications required by or pertaining to this Agreement shall be in writing sent by email, facsimile, delivered in person or by messenger, overnight courier (which provides evidence of delivery) or certified mail with a return receipt to the parties at the following addresses (or at such other address or number for a party as may be specified by like notice):

If to the Advisor or the Trust: ________________________________________________

                                ________________________________________________

                                ________________________________________________

                                Attention: _____________________________________
                                Email: _________________________________________
                                Fax: ___________________________________________

If to the Sub-Advisor:            (A) For General Investment Matters:

                                  NFJ Investment Group L.P.
                                  2100 Ross Avenue, Suite 700
                                  Dallas, TX 75201
                                  Attention: Portfolio Management Notices
                                  Email: clientservices@nfjinv.com
                                  Fax:  214-754-1798

                                  With a copy at the same address to the
                                  Compliance Department :

                                  Attention: Compliance Department
                                  Email: compliance@nfjinv.com
                                  Fax: 214-754-1798

                                  (B) For Operational Matters (such as
                                  withdrawals, contributions, etc.):

                                  Attention: Operations Department
                                  Email: operations@nfj@nfjinv.com
                                  Fax: 214-754-1798

If notices to the Sub-Advisor relating to Operational Matters (such as contributions, withdrawals, etc.) are not sent to the Sub-Advisor's notice address for Operational Matters as set forth above, such matters may not be processed or may not be processed in a timely manner and the Sub-Advisor will not be responsible for any losses or damages resulting from or arising out of any such delay or failure to process.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        Roszel Advisors, LLC


                                        By:
                                            ------------------------------------
                                        Name: John Manetta
                                        Title: President


ATTEST:

-------------------------------------


                                        NFJ Investment Group L.P.


                                        By:
                                            ------------------------------------

                                        Title
                                               ---------------------------------


ATTEST:

-------------------------------------


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